UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2017 (May 5, 2017)

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On May 5, 2017, Comcast Corporation (“Comcast”) entered into a Wireless Operational Cooperation Agreement (the “Cooperation Agreement”) with Charter Communications, Inc. (“Charter”) (each of Comcast and Charter, a “Party” and, collectively, the “Parties”).

Pursuant to the Cooperation Agreement, for a period of one year, Comcast and Charter have agreed to explore potential opportunities for operational cooperation in their respective wireless businesses, including with respect to common billing and operating platforms, technical standards development and harmonization, device forward and reverse logistics, and emerging wireless technology platforms. Additionally, the Parties have agreed to work only together with respect to national mobile network operators, through potential commercial arrangements, including MVNOs and other material transactions in the wireless industry, for a period of one year.

The Cooperation Agreement does not, among other things, restrict either Party’s development and/or delivery of wireless services for its cable customers through the exercise or implementation of any rights under each Party’s MVNO agreement with Verizon Wireless.

The description above is a summary and is qualified in its entirety by the Cooperation Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On May 8, 2017, Comcast and Charter issued a joint press release announcing entry into the Cooperation Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Comcast does not intend for this Item 7.01 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Wireless Operational Cooperation Agreement dated as of May 5, 2017 between Comcast Corporation and Charter Communications, Inc.
99.1	Joint Press Release dated May 8, 2017 issued by Comcast Corporation and Charter Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: May 8, 2017	By:	/s/ Arthur R. Block
		Name:	Arthur R. Block
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Wireless Operational Cooperation Agreement dated as of May 5, 2017 between Comcast Corporation and Charter Communications, Inc.
99.1	Joint Press Release dated May 8, 2017 issued by Comcast Corporation and Charter Communications, Inc.